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                                                                    Exhibit 10.1

                      AMENDED AND RESTATED PROMISSORY NOTE
                               (Revolving Credit)

$750,000                                                    New York, New York

                                                            December 31, 1998

          FOR VALUE RECEIVED, the undersigned SPECTRUMEDIX CORPORATION (the

"Borrower") hereby promises to pay to DR. JOSEPH ADLERSTEIN (the "Lender")
---------                                                         ------
the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000) (the "Facility") or, if less, the principal amount of all loans made hereunder, in
 --------
immediately available funds, no later than December 31, 2000, unless otherwise earlier due hereunder (the "Maturity Date").
                            -------------

          Subject to the terms and conditions set forth herein, the Lender shall make available to the Borrower, from time to time at Lender's sole and absolute discretion, revolving credit loans which in the aggregate outstanding principal amount shall not at any time exceed the Facility, which loans shall be recorded on the Schedule attached hereto.

          The Borrower promises also to pay interest on the unpaid principal of each loan hereunder in like money and like funds at said place of payment. Each loan shall bear interest on the unpaid principal thereof, for each day from the date such loan is made until it is paid, at a rate equal to 12% per annum; provided that the interest rate applicable hereunder shall at all times be the lesser of (a) the rate specified herein or (b) the maximum permitted by law.

          Interest shall be payable at maturity. Interest shall also be payable upon any prepayment hereon (to the extent accrued on the amount thereof); at maturity (whether by acceleration or otherwise) and after maturity, on demand.

          All payments hereunder shall be made in immediately available funds, free and clear of any lien, set-off, counterclaim, taxes (withholding or otherwise), levy or deduction.

          The holder of this Note may convert all or any portion of the unpaid principal amount of this Note and accrued but unpaid interest hereon (the "Outstanding Amount") into shares of Series B Preferred Stock of the Borrower at a rate of one share of Series B Preferred Stock for each $1,000 of the Outstanding Amount converted, by executing and delivering to the Borrower the Conversion Notice attached hereto as Exhibit 1.

          The obligations of the Borrower under this Note shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Note, including without limitation, irrespective of the following circumstances: (i) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against the Lender; (ii) the form, validity, sufficiency, accuracy, or legal effect of any statement or any other document presented under any Letter of Credit, or any such statement or document proving to be forged, fraudulent, incorrect or invalid in any respect, or any statement therein being untrue or inaccurate
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in any respect whatsoever; or (iii) any error, omission, interruption or delay in the transmission or delivery of any communication.

          Upon the occurrence of any of the following specified events of default: (a) the Borrower shall default in the due and punctual payment of any principal, interest or fees due on this Note; (b) the Borrower shall default in the due payment of $100,000 or more of indebtedness (direct or contingent) for borrowed money or evidenced by a bond, debenture, note or other security or by an agreement of guarantee or any holder of any such indebtedness of the Borrower (or a person acting on their behalf) shall become entitled to cause any such indebtedness to become, or any such indebtedness shall become, due prior to its stated maturity; or (c) the Borrower shall suspend or discontinue its business, or shall make an assignment for the benefit of, or composition with, creditors, or shall become insolvent or unable or generally fail to pay its debts when due; or the Borrower shall become a party or subject to any liquidation or dissolution action or proceeding with respect to the Borrower or any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors with respect to the Borrower, or a receiver, liquidator, custodian or trustee shall be appointed for the Borrower or a substantial part of its assets and, if any of the same shall occur involuntarily as to the Borrower, it shall not be dismissed, stayed or discharged within 90 days; or if any order for relief shall be entered against the Borrower under Title 11 of the United States Code, or the Borrower shall take any action to effect, or which indicates its acquiescence in any of the foregoing; then, and in any such event, and at any time thereafter if any such event of default shall then be continuing, the Lender may, by written notice to the Borrower, declare the principal of, and interest on, this Note to be immediately due and payable and the Lender's commitment to lend hereunder to be terminated, all without presentment, demand, protest or other notice of any kind; provided that, if an event set forth in clause (c) occurs and is continuing, the principal of, and interest on, this Note shall be automatically due and payable and the Lender's commitment to lend hereunder shall be automatically terminated, all without presentment, demand, protest or other notice of any kind.

          The Borrower represents and warrants that (i) all acts, filings, conditions and things required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) precedent to the issuance of this Note to constitute this Note the duly authorized, legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms have been done, performed and have happened in due and strict compliance with all applicable laws; (ii) the issuance and performance of this Note will not violate any law, rule, regulation, order, decree, permit, agreement or instrument to which the Borrower is a party or is subject, or its charter or by-laws, or result in the imposition of any lien upon any of the Borrower's assets; (iii) the proceeds of the loans will not be used to "purchase" or "carry" "margin stock" as such terms are used in Regulation U of the Board of Governors of the Federal Reserve System; and
(iv) the Borrower is in material compliance with all applicable laws.

          At the option of the Borrower, this Note may be prepaid in whole or in part without premium or penalty. The Borrower waives presentment, demand, protest or notice of any kind in connection with this Note and agrees to pay to the holder hereof, on demand, all costs and expenses (including reasonable legal fees) incurred in connection with the enforcement and collection of this Note.
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          This Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, and, in particular, shall inure to the benefit of the holders from time to time of the Note; provided, however, that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

          The Borrower agrees that any legal action or proceeding with respect to this Note against the Borrower may be brought in the courts of the State of New York located in the city of New York, Borough of Manhattan, or of the United States of America of the Southern District of New York, and the Borrower consents to such jurisdiction, and that such service shall be deemed effected 10 days after mailing thereof. Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings in any other jurisdiction.

                         SPECTRUMEDIX CORPORATION

                         By:  /s/ Joseph K. Adlerstein
                              ------------------------
                         Name:  Joseph K. Adlerstein
                         Title:  Chief Executive Officer

                         Address:  2124 Old Gatesburg Road
                                   State College, Pennsylvania  16803
                         Jurisdiction of
                         Organization:  Delaware